                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE SERVICEMASTER COMPANY
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes: Vernon Squires
       Sr. Vice President & General Counsel
       The ServiceMaster Company
        630-271-2609

                                                                  March 23, 1999

Dear Stockholder:

  We are pleased to invite you to attend the 1999 Annual Meeting of Shareholders of The ServiceMaster Company on Friday, April 30, 1999 at 2:00 p.m. Central Time. The meeting will be held at the Company's headquarters at One ServiceMaster Way, Downers Grove, Illinois.

  As more fully set forth in the notice of the meeting and proxy statement which appear on the following pages, the principal items of business at the meeting will be the election of six directors and the ratification of the selection of independent public accountants for the year 1999. We will also report to you at the meeting on the business and affairs of the Company.

  Our Annual Report for 1998 accompanies this statement.

  Your vote is important no matter how many shares you own. We hope you will be able to attend the meeting in person, but if you cannot, please sign and date the enclosed proxy and return it in the accompanying envelope or use the "vote-by-phone" option described on the enclosed proxy card.

C. William Pollard                  Carlos H. Cantu
Chairman                            President and Chief Executive Officer

                           THE SERVICEMASTER COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on April 30, 1999

TO THE STOCKHOLDERS OF THE SERVICEMASTER COMPANY:

  The Annual Meeting of Shareholders of The ServiceMaster Company, a Delaware corporation, will be held at One ServiceMaster Way, Downers Grove, Illinois, at 2:00 p.m. Chicago time on April 30, 1999, for the purpose of considering and voting on the following matters:

    1. Election of six (6) Directors;

    2. Ratification of the selection of Arthur Andersen LLP as auditors; and

    3. Such other matters as may properly come before the meeting.

  Only such stockholders of record at the close of business on March 15, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof.

  Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the meeting in person, you are urged to use the "vote-by-phone" option described on the enclosed proxy card, or to mark, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. The proxy may be revoked by appropriate notice to the Secretary and will not affect the right of stockholders of record attending the meeting to vote in person.

                                          Vernon T. Squires
                                          Senior Vice President, General
                                           Counsel and Corporate Secretary

March 23, 1999

                           THE SERVICEMASTER COMPANY

                                PROXY STATEMENT

                      1999 ANNUAL MEETING OF STOCKHOLDERS

  This Proxy Statement is provided in connection with the 1999 Annual Meeting of Shareholders of The ServiceMaster Company (the "Company") to be held at the Company's principal office at One ServiceMaster Way, Downers Grove, Illinois on Friday, April 30, 1999, at 2:00 p.m. Central Time or any adjournment thereof for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about March 23, 1999.

                              General Information

  Shareholders Entitled to Vote. Holders of record of the common stock of the Company at the close of business on March 15, 1999 (the "Record Date") are entitled to vote at the meeting. On that date there were approximately 300,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), entitled to vote. With respect to all matters submitted to a vote at the meeting, each share of Common Stock is entitled to one vote.

  Quorum. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum to conduct business.

  Voting. The enclosed proxy is solicited by the Board of Directors of the Company. If the proxy is properly executed and returned or if the telephone voting instructions are properly executed, the shares will be voted in accordance with the shareholder's instructions. If no instructions are given with respect to a matter, the proxy will be voted in accordance with the recommendations of the Board of Directors as set forth herein.

  A shareholder may, with respect to the election of directors, vote for all six nominees named herein, withhold authority to vote for any or all such nominees or vote for all such nominees other than any nominee for whom the shareholder withholds authority to vote. Shareholders do not have the right to cumulate votes in the election of directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Therefore, the nominees receiving the highest number of votes cast for the number of positions to be filled shall be elected.

  A shareholder may, with respect to each other matter specified in the notice of the meeting, vote "FOR", vote "AGAINST", or "ABSTAIN" from voting. A majority of the votes cast is required for approval of other matters presented which are not of an extraordinary nature. Shares specifically voted to "abstain" on any particular issue shall be counted in determining the number of votes cast with respect to that issue. Therefore, a decision to "abstain" will have the same effect as a vote against such matters. Proxies relating to "street name" shares that are voted by brokers on one or more but less than all matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as shares presented and entitled to vote at the Annual Meeting as to such non-voted matter or matters.

  Revocation of Proxies. A shareholder returning a proxy may revoke it prior to exercise of the proxy at the Annual Meeting by executing and delivering a later-dated proxy that is voted at the Annual Meeting, by voting in person by ballot at the Annual Meeting, or by delivering a written notice of revocation to the Secretary of the Company. Shareholders whose shares are held in the name of a broker, bank or other holder of record may not vote in person at the meeting unless they have first obtained a proxy, executed in the shareholder's favor, from the holder of record.

  Deadline for Receipt of Shareholder Proposals and Nominees. Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2000 Annual Meeting must be received by the General Counsel of the Company no later than March 1, 2000 or earlier than January 31, 2000 in order to be eligible for inclusion in the proxy solicitation materials relating to that meeting.

  Procedure for Nominations by Shareholders. The Nominating Committee of the Board of Directors will consider nominees for the Board of Directors as recommended by stockholders. For such a nominee to be a "qualified candidate" for the Board within the meaning of the bylaws of the Company, the nomination must be made for an election at a meeting at which the Board has determined that candidates will be elected; the nominee must be nominated by a shareholder who will be a record owner on the record date for that meeting and who is entitled to vote at the meeting; the nominating shareholder must deliver a written nomination note to the office of the Company's General Counsel which provides the information required by the bylaws of the Company; and such notice must be actually delivered not later than the close of business on the 60th day or earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of the shareholders. For the Company's 2000 Annual Meeting, these dates are March 1, 2000 and January 31, 2000, respectively. The notice must set out all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, be accompanied by the nominee's written consent to be named in the proxy statement as a nominee and to serving as a director if elected, set forth the name and address of the shareholder giving the notice and how the shareholder may be contacted, and set forth the number of shares of the Company owned beneficially and of record by the shareholder and the beneficial owner if different from the owner of record.

                             ELECTION OF DIRECTORS
                                 Proposal One
                          (Item 1 on the Proxy Card)

  The Board of Directors of the Company consists of 17 persons. Pursuant to the Company's Certificate of Incorporation and the Company's bylaws, the Board is divided into three classes with staggered terms of three years each so that the term of office of one class expires at each Annual Meeting of the Stockholders. Each class is identified by the year in which its term of office expires. The classes of directors as of the date of this Proxy Statement are: the Class of 1999, consisting of six persons; the Class of 2000, consisting of six persons; and the Class of 2001, consisting of five persons. The terms of the directors identified below as the Class of 1999 expire at the Annual Meeting of the Stockholders for the year 1999. Persons elected as directors at such meeting will become members of the Class of 2002 and will hold office as directors until the next triennial election of directors which first occurs in respect of directors elected as members of the Class of 2002.

  Although the Board of Directors presently consists of 17 persons, the Board has set as an objective to be accomplished over the next two to three years a reduction in the size of the Board to 13 to 15 persons.

  Unless otherwise directed, proxies in the form which accompanies this Proxy Statement will be voted for the nominees listed below. If any of the nominees becomes unavailable for election (which is not anticipated), the enclosed proxy may be voted for the election of a substitute nominee as may be selected by the Board.

  Information regarding each of the nominees and the other directors continuing in office is set forth below. The descriptions of the business experience of these persons include the principal positions held by them from March 1994 to the date of this Proxy Statement. The bylaws of the Company require that a candidate for election as a director be less than 70 years of age at the time he or she is to be elected. Each of the nominees meets that requirement.

  The Board of Directors recommends a vote FOR the election of the named nominees as directors of the Company.

NOMINEES

                Paul W. Berezny

                President, Berezny Investments, Inc., a real estate and development company. He is a member of the Audit Committee. Class of 1999. Age 64. Director since October 7, 1995.



                Henry O. Boswell

                Retired President of Amoco Production Company and Chairman of the Board of Amoco Canada. Mr. Boswell is a director of Rowan Companies, Inc., Houston, Texas, an offshore oil drilling company; and Cabot Oil & Gas Corp., Houston, Texas, an oil and gas production company. He is a member of the Executive Committee, the Compensation Committee (of which he is the chairman), the Nominating Committee, the Employee Benefit Plan Oversight Committee, and the Finance Committee. Class of 1999. Age 69. Director since 1985.



                Carlos H. Cantu



                President and Chief Executive Officer of the Company since January 1, 1994. Mr. Cantu is a director of First Tennessee National Corporation, Memphis, Tennessee, a financial institution and of Unicom Corporation, Chicago, Illinois, the parent company of Commonwealth Edison, an electric utility company. He is a member of the Executive Committee, the Nominating Committee, the Finance Committee, and the Employee Benefit Plan Oversight Committee. Class of 1999. Age 65. Director since 1988.

                Vincent C. Nelson



                Business investor. Mr. Nelson is a member of the Executive Committee, the Nominating Committee (of which he is the chairman), and the Audit Committee. Class of 1999. Age 57. Director since 1978.

                Steven S Reinemund




                Chairman and Chief Executive Officer of the Frito-Lay Company, the packaged foods division of PepsiCo, Inc. Mr. Reinemund is a director of PepsiCo, Inc., a food and beverage conglomerate, and a director of Provident Companies, Inc., Chattanooga, Tennessee, an insurance company. He is a member of the Nominating Committee. Class of 1999. Age 50. Director since January 1998.

                Charles W. Stair


                Vice Chairman of the Board of Directors. He was President and Chief Executive Officer of ServiceMaster Management Services L.P. from May 1991 to December 31, 1994. He is a member of the Nominating Committee. Class of 1999. Age 58. Director since December 1986.


DIRECTORS CONTINUING IN OFFICE

                Herbert P. Hess


                Managing Director of Berents & Hess Capital Management, Inc., Boston, Massachusetts, an investment management firm. He is a member of the Executive Committee, the Finance Committee (of which he is the chairman), the Employee Benefit Plan Oversight Committee, and the Compensation Committee. Class of 2000. Age
                62. Director since December 1981.


                Michele M. Hunt


                Private business consultant. During the period from July 1990 to July 1993, she served as Corporate Vice President for People and Quality for Herman Miller, Inc., an office furniture manufacturer. Ms. Hunt is a member of the Nominating Committee. Class of 2000. Age 49. Director since October 1995.


                Dallen W. Peterson


                Retired Chairman, Merry Maids Limited Partnership. He is a member of the Finance Committee and the Employee Benefit Plan Oversight Committee. Class of 2000. Age 62. Director since October 1995.


                Phillip B. Rooney


                Vice Chairman of the Board of Directors. From June 5, 1996 to February 17, 1997, he was President and Chief Executive Officer of WMX Technologies, Inc., Oak Brook, Illinois ("WMX") and from November 1984 to May 1996 he was President and Chief Operating Officer of WMI. Mr. Rooney is a director of Van Kampen American Capital, Oak Brook, Illinois, an investment management company; Illinois Tool Works, Inc., Glenview, Illinois, a diversified manufacturing company; and Urban Shopping Centers, Inc., Chicago, Illinois, a retail real estate management company. Class of 2000. Age 54. Director since January 1994.

                Burton E. Sorensen

                Investor. From December 1984 to December 1995 he served as Chairman, President and Chief Executive Officer of Lord Securities Corporation. Mr. Sorensen is a director of Provident Companies, Inc., Chattanooga, Tennessee, an insurance company. He is a member of the Executive Committee, the Finance Committee, the Employee Benefit Plan Oversight Committee, and the Compensation Committee. Class of 2000. Age
                69. Director since May 1984.



                David K. Wessner


                President and Chief Executive Officer, HealthSystem Minnesota. From August 1994 to July 1998 he served as Executive Vice President, HealthSystem Minnesota. He is a member of the Executive Committee, the Nominating Committee, and the Compensation Committee. Class of 2000. Age 47. Director since March 1987.



                Lord Brian Griffiths of Fforestfach


                International advisor to Goldman, Sachs & Co. concerned with strategic issues related to their United Kingdom and European operations and business development activities worldwide. He was made a life peer at the conclusion of his service to the British Prime Minister during the period 1985 to 1990. Lord Griffiths is a director of Times Newspapers Holding Ltd., London, England, a newspaper company; English, Welsh and Scottish railways, London, England, a rail freight company; Herman Miller, Inc., Zeeland, Michigan, an office furniture manufacturer; and Trillium Investments GP Limited, London, England, a facilities management company. He is a member of the Executive Committee and the Nominating Committee. Class of 2001. Age 57. Director since 1992.


                Sidney E. Harris

                Dean, Robinson College of Business Administration, Georgia State University. From July 1987 to July 1997, Dr. Harris was Professor of Management at the Peter F. Drucker Graduate Management Center at the Claremont Graduate School, Claremont, California. He was Dean of the Graduate Management Center from September 1991 to July 1996. Dr. Harris is a director of Transamerica Investors, Inc., Los Angeles, California, a mutual funds investment company; and Amresco, Inc., Dallas, Texas, a financial services company. He is a member of the Executive Committee. Class of 2001. Age 49. Director since December 1994.

                Gunther H. Knoedler

                Retired Executive Vice President and Director Emeritus of Bell Federal Savings and Loan Association, Chicago, Illinois. He is a member of the Executive Committee and the Audit Committee (of which he is the chairman). Class of 2001. Age 69. Director since 1979.



                James D. McLennan

                President of McLennan Company, a full-service real estate company. Mr. McLennan is a director of The Loewen Group, Inc., Burnaby, B.C., Canada, a provider of funeral services; and Advocate Health Systems, Oak Brook, Illinois, a health care provider. He is a member of the Audit Committee and the Compensation Committee. Class of 2001. Age 62. Director since 1986.



                C. William Pollard

                Chairman of the Board of Directors. He served as Chief Executive Officer of the Company from May 1983 to December 31, 1993. Mr. Pollard is a director of Herman Miller, Inc., Zeeland, Michigan, an office furniture manufacturer; and Provident Companies, Inc., Chattanooga, Tennessee, an insurance company. He is a member of the Executive Committee (of which he is the chairman), the Finance Committee, the Employee Benefit Plan Oversight Committee, and the Nominating Committee. Class of 2001. Age 60. Director since 1977.

Meetings of the Board and Committees of the Board.

  The Board of Directors held five meetings during 1998. Each incumbent director attended at least 75% of such Board meetings. Each incumbent director attended 75% or more of the meetings of all committees of the Board on which such director was a member during 1998.

  The following committees are standing committees of the Board of Directors of the Company:

 Executive Committee

  The Executive Committee has the power to grant any authorization or approval and to take any other action which the Board could take except for matters reserved to the Board of Directors by law or the bylaws of the Company and except for any action establishing the compensation for any member of the Executive Committee. The members of the Executive Committee are: C. W. Pollard (chairman), H. O. Boswell, C. H. Cantu, B. Griffiths, S. E. Harris, H. P. Hess, G. H. Knoedler, V. C. Nelson, B. E. Sorensen and D. K. Wessner. The Executive Committee met four times in 1998.

 Audit Committee

  The Audit Committee makes annual recommendations to the Board of Directors concerning the appointment of independent public accountants to act as auditors for the Company and its subsidiaries, reviews with the auditors the scope of their annual audit, the accounting principles, policies and practices of the Company; reviews with the auditors the results of their audit; reviews with the Company's internal financial personnel the adequacy of the accounting, financial and operations controls of the Company; and exercises such other authority as may be delegated to the Audit Committee by the Board. The members of the Audit Committee are: G. H. Knoedler (chairman), P. B. Berezny, J. D. McLennan and V. C. Nelson. The Audit Committee met three times in 1998.

 Nominating Committee

  The Nominating Committee recommends to the Board of Directors the persons to be nominated by the Board for election by the stockholders at each annual meeting of the stockholders and the persons to be elected to any vacancy on the Board. The members of the Nominating Committee are: V. C. Nelson (chairman), H. O. Boswell, C. H. Cantu, B. Griffiths, M. M. Hunt, C. W. Pollard, S. S Reinemund, C. W. Stair and D. K. Wessner. The Nominating Committee met two times in 1998.

 Compensation Committee

  The Compensation Committee periodically reviews the compensation of members of senior management of the Company, including base compensation and long-term compensation arrangements, and makes recommendations to the Board of Directors in the case of the Chairman and the Chief Executive Officer. The Compensation Committee has the authority to adopt rules and guidelines and to make final administrative determinations in connection with the ServiceMaster 1998 Equity Incentive Plan and the ServiceMaster 1998 Long-Term Performance Award Plan and the ServiceMaster 1998 Non-Employee Directors Stock Option Plan. In addition to the foregoing matters, the Board has delegated to the Compensation Committee the following additional responsibilities: (i) determination, subject to Board approval, of the compensation of the Chief Executive Officer and the Chairman of the Board of Directors; (ii) review and approval of the recommendations of the Chief Executive Officer on other compensation matters, including base salaries, annual and long-term incentive plans and payments, option planning and employee benefits; and (iii) certification or reporting on compensation performance and payments as needed for compliance with governmental regulations. The members of the Compensation Committee are: H. O. Boswell (chairman), H. P. Hess, J. D. McLennan, B. E. Sorensen and D. K. Wessner. The Compensation Committee met four times in 1998.

 Finance Committee

  The Finance Committee serves as a committee of special expertise on financial matters affecting the ServiceMaster enterprise or any segment thereof. The committee reviews financial reports and analyses, makes recommendations on financial matters to the Board of Directors or the Executive Committee and grants final approval on those financial transactions for which it has been authorized to do so by the Board. The members of the Finance Committee are: H. P. Hess (chairman), H. O. Boswell, C. H. Cantu, D.
W. Peterson, C. W. Pollard and B. E. Sorensen. The Finance Committee met six times in 1998.

 Employee Benefit Plan Oversight Committee

  The Finance Committee, acting as the Employee Benefit Plan Oversight Committee, periodically reviews the scope, investment policies and administration of the Company's various employee benefit plans for the purpose of ascertaining whether such plans fully comply with legal requirements and are functioning consistently with the objectives for the plans as established by the Board. The members of the Finance Committee are as stated above. The Employee Benefit Plan Oversight Committee met two times in 1998.

Compensation of Directors

  During the year 1998, directors who were not employees ("independent directors") received $3,000 for each meeting of the Board of Directors and each meeting of a committee of the Board which they attended. In addition, the independent directors each received an annual stipend of $12,000. The Chairman of the Audit Committee received an additional annual stipend of $2,000. In 1999, the annual stipend for independent directors of the Company will be $15,000. The chairman of the Audit Committee and the Chairman of the Compensation Committee will be paid an additional stipend of $2,000. Directors who are employees of the Company or any subsidiary do not receive either a retainer or meeting fee.

  The ServiceMaster 1998 Non-Employee Directors Discounted Stock Option Plan as approved by the Board of Directors in December 1997 and by the shareholders of the Company in May 1998 provides that options to purchase shares of the Company may be granted to those independent members of the Board who elect to accept such options in lieu of retainer and meeting fees that would otherwise be paid in cash. The total amount of retainer and attendance fees for which share options may be granted under this plan is $42,000 each year. Each option granted under this plan has an exercise price per share equal to 85% of the fair market value per share of the underlying shares of common stock of the Company on the date the option is granted. The number of shares for which each is granted is determined by dividing the retainer or fee each by 15%. In 1998, options for a total of 114,903 shares were granted to eleven independent directors under the Discounted Stock Option Plan.

  Each independent director may enter into a deferred fee agreement whereby part or all of the fees payable in cash to him or her as a director are deferred and will either earn interest based on the average five-year borrowing rate for ServiceMaster or be used to purchase shares of the Company in a number determined by the fair market value of such shares on the date of purchase. Upon termination of a director's services as an independent director or attainment of age 70, whichever occurs first, the director will receive the amount for his or her deferred fee account in a lump sum or in installments or in shares of the Company, depending on which deferral plan the director has elected.

                     RATIFICATION OF SELECTION OF AUDITORS
                                 Proposal Two
                          (Item 62 on the Proxy Card)

  The Board of Directors has selected Arthur Andersen LLP to serve as the Company's independent certified public accountants for 1999. Arthur Andersen LLP has audited and rendered its opinion on the financial statements of the Company for many years. Representatives of Arthur Andersen LLP will be present at the 1999 Annual Meeting and will be available to respond to appropriate questions and to make a statement if they desire to do so.

  Approval of this Proposal Two requires the affirmative vote of a majority of the votes of all shares voted with respect to this matter.

  The Board of Directors recommends a vote FOR this proposal.

                            EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

 Overview

  With respect to the year 1998, the Company's compensation plans and policies for its executive officers were the same as had been in effect for many years except for the introduction of the 1998 Equity Incentive Plan and the Long-Term Performance Award Plan (each approved by the shareholders in May 1998). These plans and policies are designed to attract and retain executives of the highest caliber and, if specified performance targets were achieved, to produce levels of compensation commensurate with the compensation paid to executives of similar service organizations with which the Company compares itself when those organizations achieve high performance.

  The 1998 compensation package for the Company's executive officers consisted of five components: (1) an annual base salary established at the beginning of the year and based on the standards described below; (2) a bonus established by the Company's Incentive Compensation Plan (under which bonus amounts were determined by the extent to which the actual performance of the Company (or the relevant division thereof) achieved its budget objectives); (3) awards under the ServiceMaster Long-Term Performance Award Plan; (4) incentive or nonqualified stock options (the character and number of which was based upon the recommendation of the executive's superior officer and by decision of the Chief Executive Officer and the Compensation Committee); and (5) the Company's profit sharing and retirement plans.

  The 1999 compensation package for executive officers will include items (1),
(2), (3) and (4) above and incentive or nonqualified options and/or stock grants under the 1998 Equity Incentive Plan.

  The foregoing components of the Company's compensation policies for executive officers are described in greater detail below.

 Base Salary

  Base salaries for executive officers are generally established to reflect the duties and level of responsibilities attendant to the officer's position and, in conjunction with the Company's incentive bonus plan and the Company's Long-Term Performance Award Plan, to be competitive with base salaries paid by other companies with whom the Company compares itself. However, the performance and contribution of the individual remains a critical factor in regard to any salary adjustment. The Company utilizes surveys of salary information for comparable positions as furnished by independent salary consulting firms engaged by the Company for this purpose. Base salaries for executive officers are approved by the Compensation Committee in December of the year immediately preceding the year in which the salaries are to take effect.

  The base salary paid to Carlos H. Cantu, President and Chief Executive Officer, for the year 1998 was established in December 1997 in the amount of $475,000. Such amount represented an increase of $25,000 (5.5%) over his base salary for 1997. The base salary and the amount of the increase relative to 1998 reflected the factors discussed above and the fact that the Company achieved an excellent performance for the year 1997. For the year 1999, the base salary for Mr. Cantu has been set at $550,000. Such amount represents an increase of $75,000 (15.8%) over the 1998 base salary level and reflects the factors discussed above.

 Incentive Compensation Plan

  The Company has for many years maintained an incentive bonus plan known as the ServiceMaster Incentive Compensation Plan. The plan provides for an annual bonus which is largely based upon the performance of the Company and/or the performance of an individual business unit, if applicable, in terms of achieving its budget as established at the beginning of the year. The plan provides for bonuses in amounts which represent percentages of executives' base compensation. These amounts can range from 0%, if the relevant business unit fails to achieve at least 90% of its budget target (except that in some cases payment may be earned by reason of the performance of a higher level unit or achievement of individual performance goals) to120% of base salary (175% of base salary in the case of the Chief Executive Officer) if the relevant business unit exceeds its budget target.

  The Incentive Compensation Plan reflects the philosophy of the Company that a very significant part of an executive's total compensation should be based upon the financial performance of the Company and/or the business unit in which the executive is employed. The ServiceMaster Incentive Compensation Plan will continue in effect in 1999.

  For the year 1998, Mr. Cantu was paid $570,000 pursuant to the Incentive Compensation Plan. Such amount represented 120% of his base salary and reflected the fact that the Company achieved high performance in 1997 and the level of compensation for chief executive officers in organizations with which the Company compares itself.

 Long-Term Performance Award Plan

  The ServiceMaster Long-Term Performance Award Plan was approved by the stockholders in May 1998. The amount paid out with respect to the year 1998 was based upon three factors, as prescribed by the plan: (1) growth in earnings per share relative to 1997, (2) growth in economic value added (EVA) relative to 1997, and (3) growth in revenue relative to 1997. The pool amounts established for each of these factors were combined into a total preliminary pool amount which was subject to adjustment depending upon the total return achieved by the Company compared to the S&P 500 total return figure for 1998. The Company achieved a three-year average total return which exceeded the 75th percentile of the S&P 500 resulting in a 20% increase to the preliminary pool amount. In accordance with the provisions of the plan, 20% of the pool amount figure was held back for payment in early 2001. The amount of the 2001 payment will depend upon the extent to which the Company achieves its strategic planning objectives for the five-year planning cycle which ends on December 31, 2000.

  For the year 1998, Mr. Cantu was paid $469,580 pursuant to the Long-Term Performance Award Plan. Such amount represented 99% of his base salary. The total amount paid to participants in the Long-Term Performance Award Plan for the year 1998 was $4,621,301.

 Stock Options

  The Compensation Committee believes that the interests of shareholders and executive officers and other key employees become more closely aligned when executives are provided an opportunity to acquire proprietary interests in the Company through ownership of the Company's common stock. In accordance with established practice, the Compensation Committee approved grants of options to executive officers and other key employees in February 1998 under the ServiceMaster 1998 Equity Incentive Plan. All of such options were for terms of 10 years and were subject to a vesting schedule under which 20% of the option became exercisable on each anniversary of the grant date such that by the fifth anniversary of the grant date the options were fully exercisable. The vast majority of options were granted with an exercise price of $18.26 per share (after adjustment to reflect the June 1998 3-for-2 share split), which was the fair market value of the underlying limited partner shares on the date of the grant. Individual option grants were determined on the basis of the individual's and the Company's performance in 1997. Options to purchase a total of 703,500 shares (adjusted to reflect the June 1998 3-for-2 share split) were granted to 13 executive officers as a group; Mr. Cantu was granted an option for 150,000 shares (adjusted to reflect the June 1998 3-for-2 share split).

  In February 1999, the Compensation Committee approved option grants under the ServiceMaster 1998 Equity Incentive Plan for approximately 1,700 employees, including 13 executive officers. All of such options were for terms of 10 years and were subject to a vesting schedule under which 20% of the option became exercisable on each anniversary of the grant date such that by the fifth anniversary of the grant date, the options were fully exercisable. All options were granted with an exercise price of $18.075 per share, which was the fair market value of the underlying shares of common stock on the date of the grant. Individual option grants were determined on the basis of the individual's and the Company's performance in 1998. Options to purchase a total of 997,000 shares were granted to executive officers as a group. Mr. Cantu was granted an option for 150,000 shares.

 Benefit Programs

  Executive officers of the Company participate in various health, life, disability and retirement benefit programs which are generally available to all salaried employees. Executive officers may participate in a deferred compensation program which is intended to allow for the inability of such officers to contribute to the Company's 401(k) plan in desired amounts due to restrictions imposed on 401(k) plan contributions by the federal tax laws. Executive officers also receive traditional benefits and perquisites that are customary and usual for their positions.

 Tax Deductibility of Executive Compensation

  Section 162(m) of the Internal Revenue Code imposes a limit of $1,000,000 on the deduction which a publicly traded corporation may take for certain executive compensation payments unless payments in excess of $1,000,000 are "performance based" in accordance with conditions specified in Section 162(m).
Section 162(m) will be a factor in 1999 and subsequent years in regard to the Company's compensation planning for those executive officers to which Section 162(m) applies. The compensation plans which were approved by the shareholders at the May 1998 annual meeting of the shareholders are intended to enable the Company to obtain a tax deduction for payments to executive officers pursuant to these plans.

 Compensation Committee Interlocks and Insider Participation

  The persons who served as members of the Compensation Committee of the Board of Directors during 1998 were Henry O. Boswell (Chairman), Herbert P. Hess, James D. McLennan, Burton D. Sorensen and David K. Wessner. The Compensation Committee consists solely of independent members of the Board of Directors. There are no interlocking arrangements involving service by any executive officer on the Compensation Committee of another entity and an executive officer of such other entity serving on the ServiceMaster Compensation Committee.

                                          Henry G. Boswell, Chairman
                                          Herbert P. Hess
                                          James D. McLennan
                                          Burton E. Sorensen
                                          David K. Wessner

Summary Compensation Table

  The following table sets forth all compensation awarded to, earned by, or paid to the Chief Executive Officer of ServiceMaster and ServiceMaster's next four most highly compensated executive officers during or in respect of the year 1998. Each of the listed persons was holding the office indicated in the table on the last day of December 1998.

                          SUMMARY COMPENSATION TABLE

                                                       LONG-TERM COMPENSATION
                                              -----------------------------------------
                 ANNUAL COMPENSATION (B)              Awards               Payouts
            --------------------------------- ----------------------- -----------------
      (a)   (b)    (c)     (d)       (e)         (f)         (g)        (h)      (i)
                                                          Securities
Name and                         Other Annual Restricted  Underlying   LTIP
Principal        Salary   Bonus  Compensation   Stock    Options/SARs Payouts All Other
Position    Year   ($)   ($) (C)     ($)      Awards ($)   (#) (D)    ($) (E)    ($)
---------   ---- ------- ------- ------------ ---------- ------------ ------- ---------
Carlos H.
 Cantu
 President
 and Chief  1998 475,000 570,000      --          --       150,000    469,580    --
 Executive  1997 450,000 900,021      --          --       225,000      --       --
 Officer    1996 388,000 679,000      --          --       168,750      --       --
C. William  1998 400,000 300,000      --          --       112,500    349,368    --
 Pollard    1997 375,000 550,934      --          --       168,750      --       --
 Chairman   1996 300,000 300,000      --          --       168,750      --       --
Phillip B.
 Rooney
 (A)        1998 300,000 325,000      --          --       75,000     338,098    --
 Vice       1997 166,667 200,000      --          --       348,750      --       --
 Chairman   1996   --      --         --          --       10,125       --       --
Ernest J.
 Mrozek
 Group
 President, 1998 290,000 290,000      --          --        52,500    270,948     --
 Consumer   1997 275,000 382,618      --          --       303,750      --        --
 Services   1996 220,000 264,000      --          --        84,375      --        --
Steven C.
 Preston
 (A)
 Executive
 Vice
 President
 and Chief  1998 256,250 281,250      --          --        45,000    253,573     --
 Financial  1997 180,000 242,983      --          --       337,500      --        --
 Officer    1996   --      --         --          --             0      --        --

--------

(A) Neither Mr. Rooney nor Mr. Preston were employed by the Company in 1996. The option shares shown for Mr. Rooney in column (g) for the year 1996 were issued in connection with his service as a director.

(B) The Summary Compensation Table does not include the cash distributions made in respect of the year 1997 by ServiceMaster Management Corporation (the managing general partner of ServiceMaster Limited Partnership and The ServiceMaster Company Limited Partnership) to the persons listed in the table in their capacity as stockholders of ServiceMaster Management Corporation. Such distributions were dividends and represented a return on the investment made by such persons in the corporation. The source of these dividends was the cash distributions made to ServiceMaster Management Corporation by ServiceMaster Limited Partnership and The ServiceMaster Company Limited Partnership on the 1% carried interests held by ServiceMaster Management Corporation in each of these two partnerships throughout the year 1997. As part of the Reincorporating Merger which was completed at the end of 1997, the two partnerships were terminated, ServiceMaster Management Corporation was dissolved, and the requirement for direct investments by senior management in a managing general partner of the parent entity and the principal subsidiary was eliminated. Accordingly, the foregoing dividend payments did not occur in 1998 and will not occur thereafter. Effective January 1, 1998, the Company instituted a long-term performance based award program. The following table has been prepared as a supplement to the Summary Compensation Table in order to show both the 1997 payments reflected in the Summary Compensation Table and the ServiceMaster Management Corporation dividends paid to the persons listed in the Summary Compensation Table for the year 1997.

                  1997 Summary Compensation and ServiceMaster
                     Management Corporation Dividend Table
                (Supplement to the Summary Compensation Table)

                 (a)                       (b)           (c)          (d)
                                       Total Annual
                                       Compensation
                                         for 1997   ServiceMaster
                                          (from      Management     Total of
                                       Compensation  Corporation    Columns
Name and Principal Position               Table)      Dividends   (b) and  (c)
---------------------------            ------------ ------------- ------------
Carlos H. Cantu.......................  $1,350,021    $727,742     $2,077,763
 President and Chief Executive Officer
C. William Pollard....................  $  932,434    $698,118     $1,631,052
 Chairman
Phillip B. Rooney.....................  $  366,667         N/A     $  366,667
Vice Chairman
Ernest J. Mrozek......................  $  657,618    $340,283     $  997,901
Group President, Consumer Services
Steven C. Preston.....................  $  525,000    $174,555     $  699,555
Executive Vice President and Chief
 Financial Officer

--------
Footnotes to Summary Compensation Table (continued)

(C) The amounts shown in column (d) of the Summary Compensation Table include payments made under the ServiceMaster Incentive Compensation Plan plus payments made in connection with a gain arising from the Reincorporation.
(D) The numbers of shares listed in column (g) of the Summary Compensation Table have been adjusted, where appropriate, for 3-for-2 share splits occurring in June 1996, June 1997 and August 1998.
(E) This column (h) shows the amounts paid or credited to the five named executive officers in respect of the year 1998 pursuant to the Company's 1998 Long-Term Performance Award Plan (the "LTPA Plan") as approved by the Company's stockholders in May 1998. The LTPA Plan did not exist prior to 1998. Awards under the LTPA Plan are paid (or credited, if a participant elects to defer payment pursuant to the Company's deferred compensation plan) either in cash or in shares of common stock. To the extent that stock is elected as the form of payment, such election will entitle the participant to shares in a number which, at their then fair market value, reflects 120% of the amount which would be paid if the payment were made in cash. The total amount payable each year under the LTPA Plan is determined by the performance of the Company with respect to growth in earnings per share relative to the preceding year, growth in economic value relative to the preceding year, growth in revenue relative to the preceding year and a comparison of the Company's total return to stockholders relative to the S&P 500 total return. 20% of the total payout for the year 1998 was, in accordance with the LTPA Plan, held back for payment in whole or in part in early 2001. The extent to which the held-back amount is paid will depend upon the extent to which the Company achieved its strategic planning objectives for the five-year planning cycle ending on December 31, 2000. A participant's interest in the held-back amount is forfeited in the case of certain terminations of his or her employment. The amount held back for each of the five named executive officers in respect of the year 1998 in shown in the Long-Term Incentive Plans table on page 17.

  The following table summarizes the number and terms of the stock options granted during the year 1998 to the named executive officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

          (a)                (b)          (c)          (d)        (e)        (f)
                          Number of
                          Securities   % of Total
                          Underlying  Options/SARs
                         Options/SARs  Granted to  Exercise or              Grant
   Name and Principal    Granted (#)   Employees   Base Price  Expiration   Date
        Position             (A)          1998     ($/Sh) (A)     Date    Value (B)
   ------------------    ------------ ------------ ----------- ---------- ---------
Carlos H. Cantu,
 President and Chief
 Executive Officer......   150,000        4.6%      $18.2583    2-15-08   $762,000
C. William Pollard,
 Chairman...............   112,500        3.4%      $18.2583    2-15-08   $571,500
Phillip P. Rooney, Vice
 Chairman...............    75,000        2.3%      $18.2583    2-15-08   $381,000
Ernest J. Mrozek, Group
 President, Consumer
 Services...............    52,500        1.7%      $18.2583    2-15-08   $266,700
Steven C. Preston,
 Executive Vice
 President
 and Chief Financial
 Officer................    45,000        1.4%      $18.2583    2-15-08   $228,600

--------

Notes:

(A) The options listed in column (b) were granted in February 1998. The number of shares shown in column (b) and the exercise price shown in column (d) have been adjusted to reflect the 3-for-2 split in the Company's shares effected in August 1998. Each of the options listed in column (b) is subject to a vesting schedule under which the option becomes exercisable in 20% increments on the 1st, 2nd, 3rd, 4th and 5th anniversaries of grant date.
(B) In accordance with Item 402(c)(2)(vi)(B) of Regulation S-K of the Commission, the grant date value of each of these options has been estimated based on the Black-Scholes option pricing model by an independent consulting firm using the following assumptions: a risk-free rate of interest of 5.6%, a volatility rate of 22%, a 1.9% distribution yield, and an expected life of seven years. The values of the options which are shown in the table are theoretical and do not necessarily reflect the actual values which the option holders may eventually realize. Such actual values will depend on the extent to which the market value of the Company's shares at a future date exceeds the exercise price of the options.

  The following table summarizes the exercises of stock options during the year 1998 by the named executive officers and the number of, and the spread on, unexercised options held by such officers at December 31, 1998.

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                    VALUES

          (a)                  (b)         (c)               (d)                       (e)
                                                    Number of Securities
                                                   Underlying Unexercised   Value of Unexercised In-
                                                       Options/SARs at      the-Money Options/SARs at
                                          Value           FY-End(#)                 FY-End($)
                         Shares Acquired Realized ------------------------- -------------------------
Name                     on Exercise (#)   ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----                     --------------- -------- ------------------------- -------------------------
Carlos H. Cantu,
 Chief Executive
 Officer................         0         $ 0         112,500/431,250         1,249,587/3,664,676
C. William Pollard......         0         $ 0         101,250/348,750         1,127,628/3,034,163
Phillip B. Rooney.......         0         $ 0          71,775/360,075           602,773/2,368,214
Ernest J. Mrozek........         0         $ 0         109,808/346,125         1,311,648/3,482,248
Steven C. Preston.......         0         $ 0          67,500/315,000           706,453/2,744,627

                 LONG-TERM INCENTIVE PLANS--AWARDS IN 1998 (A)

          (a)                  (b)            (c)        (d)     (e)     (f)
                                          Performance Estimated future payouts
                                           or Other    Under non-stock price-
                                            period           based plans
                                             until    -------------------------
                        Number of shares, Maturation            Target
                         units or other       or      Threshold  ($ or Maximum
         Name               rights (#)      Payout     ($ or #)   #)   ($ or #)
         ----           ----------------- ----------- --------- ------ --------
Carlos. H. Cantu, CEO..       1,000          2001                      $117,395
C. William Pollard.....         620          2001                      $ 87,342
Phillip B. Rooney......         600          2001                      $ 84,525
Ernest J. Mrozek.......         577          2001                      $ 67,737
Steven C. Preston......         500          2001                      $ 63,393

--------

(A) This table pertains to the awards made in respect of the year 1998 under the Company's 1998 Long-Term Performance Award Plan (the "LTPA Plan"). See footnote (D) to the Summary Compensation Table for a description of the LTPA Plan. The figures in column (b) show the number of units awarded for the year 1998 to each of the named executive officers. The LTPA Plan has a total of 10,000 participation units. The figures in column (f) reflect the amounts held back from the awards to each of such persons for the year 1998 for payment in 2001. The extent to which such held-back amounts are in fact paid will depend upon the extent to which the Company achieved its strategic planning objectives for the five-year planning cycle ending on December 31, 2000. If and to the extent such held-back amounts are not paid to the named executive officers, the unpaid sums will revert to the Company.


Severance Arrangements

  The Company does not presently have employment agreements with any members of the Company's senior management under which termination benefits are provided if a change in control of the Company occurs. The Board of Directors is considering the desirability of such arrangements, as well as the desirability of a more broadly based plan to cover employees who are not members of senior management and who meet certain employment longevity standards.

  The ServiceMaster 1998 Equity Incentive Plan provides that all stock options granted prior to the occurrence of a change in control shall become immediately exercisable upon the occurrence of a change in control and shall remain exercisable thereafter throughout the entire terms of the options. "Change in control" is defined as any of the following transactions or events: a business combination involving the Company in which less than 75% of the outstanding voting securities of the surviving entity are owned by persons who were the stockholders of the Company immediately prior to the transaction; a sale by the Company of substantially all of its business or assets to an entity in which less than 75% of the outstanding voting securities or other capital interests are owned by the persons who were the stockholders of the Company immediately prior to the transactions; the filing of a Schedule 13D or
Schedule 14D-1 report by a person or group under the Securities Exchange Act of 1934 which reflects the acquisition of 20% or more of the issued and outstanding shares of voting securities of the Company; or, during any period of two consecutive years, individuals who at the beginning of the period constituted the board of directors of the Company ceased for any reason to constitute at least a majority of the board unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of such directors then still in office who were directors of the Company at the beginning of the period.

Performance Graph

  The following graph compares the five-year cumulative total return to shareholders of the Company with the five year cumulative return as determined under the Standard & Poor's 500 Index and under the Dow Jones Consumer Services Index.

               Comparison of Five Year Cumulative Total Return*
              Among The ServiceMaster Company, The S&P 500 Index
                     The Dow Jones Consumer Services Index

*$100 invested on 12/31/93 in stock or index-- including Reinvestment of Dividends.
Fiscal Year Ending December 31.


                                 1993    1994    1995    1996    1997    1998
                                ------- ------- ------- ------- ------- -------
  ServiceMaster................ $100.00 $ 92.40 $118.91 $158.38 $271.21 $311.56
  S & P 500 Index.............. $100.00 $101.32 $139.39 $171.37 $228.55 $293.86
  Dow Jones Consumer Services
   Index....................... $100.00 $ 97.64 $126.12 $126.97 $187.58 $316.06


Indebtedness of Management

  No executive officer was indebted to the Company in excess of $60,000 at any time during the year 1998.

                             OWNERSHIP INFORMATION

  As of March 1, 1999, no one is the beneficial owner of more than five percent of the Company's common stock.

  The following table sets forth as of March 1, 1999 the beneficial ownership of the Company's common stock with respect to ServiceMaster's directors and senior management advisers, those executive officers named in the Summary Compensation Table (page 14) and the Company's directors and officers as a group:

                                       Amount and Nature of Beneficial Ownership
                                                          (1)
                                       -----------------------------------------
                 (1)                      (2)        (3)       (4)        (5)
                                          Sole
                                       Voting and
                                       Investment             Total     Percent
      Name of Beneficial Owner           Power      Other   Ownership  Ownership
      ------------------------         ---------- --------- ---------- ---------
Paul W. Berezny (3)(4)(6)(8).........     139,607 1,198,779  1,338,386   0.448%
Henry O. Boswell (2)(4)..............      83,706    91,108    174,814   0.058%
Carlos H. Cantu (4)(5)(12)...........     693,031 2,428,929  3,121,960   1.043%
Robert D. Erickson (4)(5)(7).........   1,044,268   123,391  1,167,659   0.390%
Brian Griffiths (4)..................      34,723         0     34,723   0.012%
Sidney E. Harris (4).................      22,710     1,687     24,397   0.008%
Herbert P. Hess (4)(8)...............     251,725    30,375    282,100   0.094%
Michele M. Hunt (4)..................      22,136         0     22,136   0.007%
Donald K. Karnes (4).................   1,948,459         0  1,948,459   0.651%
Robert F. Keith (4)(5)...............     457,100   104,339    561,439   0.188%
Gunther H. Knoedler (4)..............      76,277         0     76,277   0.026%
James D. McLennan (4)................      65,744         0     65,744   0.022%
Ernest J. Mrozek (4)(5)..............     519,096    61,189    580,285   0.193%
Vincent C. Nelson (4)(8)(9)(10)......      59,386   787,547    846,933   0.283%
Dallen W. Peterson (4)...............   2,473,273         0  2,473,273   0.827%
C. William Pollard (4)(5)(11)........   1,120,978   223,540  1,344,518   0.449%
Steven C. Preston (4)................     144,000         0    144,000   0.048%
Steven S Reinemund (4)...............      10,002    15,000     25,002   0.008%
Phillip B. Rooney (3)(4).............     419,581    13,500    433,081   0.145%
David M. Slott (4)...................     622,227   439,938  1,062,165   0.355%
Burton E. Sorensen (4)...............      43,477         0     43,477   0.015%
Charles W. Stair (5)(6)(13)..........     891,824   103,092    994,916   0.333%
David K. Wessner (3)(4)(8)(14)(15)...     299,727 1,710,459  2,010,186   0.672%
All directors and officers as a group
 (128 persons) (16)..................  21,021,936 9,107,406 30,129,342   9.898%

--------

 (1) The shares owned by each person and by all directors and officers as a group, and the shares included in the total number of shares, have been adjusted, and the percentage ownership figures have been computed, in accordance with Rule 13d-3(d)(1)(i).
 (2) Shares in column (3) include 60,658 shares owned by spouse as to which beneficial ownership is disclaimed.
 (3) Shares in column (3) include shares held by spouse and/or other family members.
 (4) Shares in column (2) include shares which may be acquired within sixty days under options granted under the ServiceMaster Share Option Plan, the ServiceMaster 10-Plus Option Plan, the ServiceMaster 1998 Equity Incentive Plan, the ServiceMaster Non-Employee Directors Option Plan and/or the ServiceMaster 1998 Non-Employee Directors Discounted Stock Option Plan.
 (5) Shares in column (3) include shares held in one or more investment partnerships in which the listed person is a partner with shared voting power and investment power.

 (6) Shares in column (2) include shares held in trust for the benefit of family members as to which beneficial ownership is disclaimed.
 (7) Shares in column (3) include 97,168 shares owned by spouse or held in trust for the benefit of family members as to which beneficial ownership is disclaimed.
 (8) Shares in column (3) include shares held in trust for benefit of self and/or family members.
 (9) Shares in column (2) include 43,804 shares in trust for the benefit of family members as to which beneficial ownership is disclaimed. Shares in column (3) include 16,252 shares held in trust for the benefit of family members as to which beneficial ownership is disclaimed.
(10) Shares in column (3) include 353,211 shares owned by a charitable trust of which Vincent C. Nelson is a trustee. Mr. Nelson disclaims beneficial ownership of such shares.
(11) Shares in column (3) include 35,620 shares owned by a charitable foundation of which C. William Pollard is a director. Mr. Pollard disclaims beneficial ownership of such shares. Shares in column (3) also include 34,426 shares in trust for the benefit of family members.
(12) Shares in column (3) include 11,523 shares owned by a charitable foundation of which Carlos H. Cantu is an officer. Mr. Cantu disclaims beneficial ownership of such shares.
(13) Shares in column (3) include 59,400 shares owned by a charitable foundation of which Charles W. Stair is a director. Mr. Stair disclaims beneficial ownership of such shares.
(14) Shares in column (3) include 731,162 shares owned by a charitable foundation of which David K. Wessner is a director. Mr. Wessner disclaims beneficial ownership of such shares.
(15) Shares in column (3) include 545,620 shares held by an investment company of which David K. Wessner is a shareholder and one of four directors.
(16) Includes 5,419,879 shares which certain officers of ServiceMaster, through the exercise of their respective rights, may acquire within 60 days under share purchase agreements, options granted under the ServiceMaster Share Option Plan and options granted under the ServiceMaster 10-Plus Option Plan. 20% of the options granted under the ServiceMaster 1998 Equity Incentive Plan in February 1998 were exercisable on March 1, 1999. None of the options granted under the ServiceMaster 1998 Equity Incentive Plan in February 1999 were exercisable on March 1, 1999. Shares purchasable by the persons identified in the Summary Compensation Table under one or more of the foregoing plans are as follows: Mr. Cantu--187,500 shares; Mr. Pollard-- 157,500 shares; Mr. Rooney--91,050 shares; Mr. Mrozek--197,933 shares; Mr. Preston--144,000 shares; and all executive officers as a group 1,502,981 shares.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board of Directors does not know if any matters will be presented to the meeting other than those described above. If other maters properly come before the meeting, the persons named in the accompanying proxy will vote said proxy in accordance with their best judgment.

  Expenses incurred in connection with the solicitation of proxies will be paid by the Company. Following the initial solicitation of proxies by mail, directors, officers and regular employees of the Company may solicit proxies in person, by telephone or facsimile transmission, but without extra compensation. In addition, the Company has retained Morrow & Company to assist in the solicitation of proxies at an estimated cost to the Company of approximately $7,000 plus out-of-pocket expenses. Such solicitation may be made by mail, telephone, facsimile transmission or in person. The Company will, upon request, reimburse the reasonable charges and expense of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold Common Stock.

  The Company's 1998 Annual Report is enclosed, but the report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 filed with the Securities and Exchange Commission, without exhibits, will be provided without charge to any stockholder submitting a request therefor to the Corporate Secretary, The ServiceMaster Company, One ServiceMaster Way, Downers Grove, Illinois 60515, or telephone 630-271-1300.

                                          By Order of the Board of Directors

                                          Vernon T. Squires,
                                          Sr. Vice President, General Counsel
                                           and Corporate Secretary

Dated: March 23, 1999

         --                                                        --

PROXY                                                                     PROXY
                           THE SERVICEMASTER COMPANY

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--APRIL 30, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned appoints C. William Pollard, Carlos H. Cantu and Vernon T. Squires or each one or more of them as shall be in attendance at the meeting, as proxy or proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of The ServiceMaster Company to be held on April 30, 1999 and at any adjournment thereof, and to vote as specified on this Proxy the number of shares of common stock of The ServiceMaster Company the undersigned would be entitled to vote, if personally present, upon the matters referred to on the reverse side hereof, and, in their discretion, upon any other business as may properly come before the meeting.

 IF NOT MARKED TO THE CONTRARY, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND
2.

IMPORTANT: THIS PROXY IS CONTINUED AND MUST BE SIGNED AND DATED ON THE REVERSE
                                     SIDE.

IMPORTANT: THIS IS YOUR PROXY CARD. CAREFULLY FOLD AND TEAR ALONG PERFORATION. WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE TELEPHONE VOTING INSTRUCTIONS ON THE REVERSE SIDE.

                           . FOLD AND DETACH HERE .
--------------------------------------------------------------------------------

    --                                                                     --

                          THE SERVICEMASTER COMPANY
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. (0)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 1 AND 2.
1. Election of six directors--
   Nominees: 01-P. W. Berezny, 02-H. O. Boswell,
   03-C. H. Cantu, 04-V. C. Nelson, 05-S. S Reinemund, 06-C. W. Stair

   --------------------------------------------------------------------
   (Except nominee(s) written above.)

   For All ( )  Withhold All ( )  For All Except ( )

2. Proposal to ratify Arthur Andersen LLP as Independent Accountants.

   For All ( )  Withhold All ( )  For All Except ( )

In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                       Dated: __________________________________________ , 1999
     Signature(s)______________________________________________________________

--------------------------------------------------------------------------

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

                          . DETACH PROXY CARD HERE .
--------------------------------------------------------------------------------
 CONTROL
  NUMBER

[LOGO OF SERVICEMASTER APPEARS HERE]

                   NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE

      QUICK . EASY . IMMEDIATE . AVAILABLE 24 HOURS A DAY . 7 DAYS A WEEK

The SERVICEMASTER COMPANY encourages you to take advantage of a new and convenient way to vote your shares. If voting by proxy, this year you may vote by mail or telephone. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone, read the accompanying proxy statement and then follow these easy steps:

TO VOTE BY PHONE       Call toll free 1-888-215-6477 in the United States or
                       Canada any time on a touch tone telephone. There is NO
                       CHARGE to you for the call.

                       Enter the 6-digit CONTROL NUMBER located above.

                       Option #1:
                              To vote as the Board of Directors recommends on ALL proposals: Press 1

                              When asked, please confirm your vote by pressing
                              1

                       Option #2:
                              If you choose to vote on each proposal
                              separately, press 0 and follow the simple recorded instructions.

          If you vote by telephone, DO NOT mail back the proxy card.

                             THANK YOU FOR VOTING!